EXHIBIT 10.3

FIRST AMENDMENT TO LEASE

WHEREAS, River Ridge Limited Partnership (the “Landlord”) entered into a lease dated May 30, 2014, (the “Lease”) with Corbus Pharmaceuticals, Inc. (the “Tenant”); and

WHEREAS, the Tenant has agreed to lease additional space from the Landlord and extend the term of the Lease; and

WHEREAS, the Landlord and Tenant desire to amend the Lease as necessary in order to include the additional space and to extend the Lease.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Lease contained, the parties hereto hereby agree to the following amendment(s) to the Lease effective as of the New Commencement Date and continuing for a period of five (5) years. It is contemplated by the Landlord and Tenant that such work will be completed on or before December 1, 2015. Upon the completion of the work, Landlord and Tenant shall confirm the New Commencement Date in writing.

1.) Tenant shall relocate its business operation(s) from the first floor (the “Original Space”) as shown on Exhibit A to space adjacent to the Original Space located on the first floor (the “Relocation Space”) as shown in Exhibit B annexed hereto.

2.) The definition of the Premises set forth in Exhibit I of the Lease is amended to read as follows:

“Premises - 6,326 rentable square feet on the first floor as shown on Exhibit B attached hereto.”

3.) The Annual Fixed Rent and Monthly Fixed Rent contained in Article I is amended to read as follows:

Annual Fixed	Year 1	Year 2	Year 3	Year 4	Year 5
Rent Rate:	$145,498.00	$148,661.00	$151,824.00	$154,987.00	$158,150.00

Monthly Fixed	Year 1-3	Year 4	Year 5	Year 6	Year 7
Rent Rate:	$12,124.83	$12,388.42	$12,652.00	$12,915.58	$13,179.17

4.) The amount of Tenant’s Percentage is Amended to read as follows:

“6.22%”

5.) The Security Deposit in Article I is amended to read as follows:

“The Security Deposit in the amount of $36,375.00 shall be held and disposed of as provided in Section 4.4. The Security Deposit is being delivered to Landlordin the form of a Letter of Credit in the amount of the Security Deposit and the term “Security Deposit” includes, without limitation, the unapplied proceeds of any Letter of Credit delivered to Landlord from time to time pursuant to Section 4.4. The Letter of Credit shall be a standby irrevocable letter of credit, payable on sight, which shall have an expiration date no earlier than October 31, 2020 and shall be issued by a bank and be upon such form as are satisfactory to Landlord in all respects.

6.) Both Landlord and Tenant agree the Term of this lease shall be further extended for five (5) years beginning on the New Commencement Date.

7.) Prior to The Commencement Date, the Landlord shall cause to be performed, construction to the Premises (“Landlord’s Work”) as shown on plans drawn by Fredley R. Chitel Space Planning and Interior Design dated 6/29/2015 (the “Plans”) shown on Exhibit E annexed hereto, description of Landlord’s Work to the Relocation Space. Landlord’s work shall be done diligently in a good and workmanlike manner employing materials of good quality and so as to conform with all applicable zoning, building, fire, health and other codes, regulations, ordinances and laws.

8.) The second to last sentences of Section 3.2 shall be deleted in its entirety and replaced with the following:

“Tenant will be responsible for contributing sixty three thousand two hundred sixty ($63,260.00) dollars toward the cost of the improvements. Tenant shall pay this cost on the New Commencement Date

9.) The first sentence of Section 4.4 shall be deleted in its entirety and replace with the following:

“Upon signing this Lease, Tenant shall provide Landlord with a standby irrevocable letter of credit issued by a bank reasonably satisfactory to Landlord and in a commercially reasonable form in an amount equal to $36,375.00”

10.) Item #6 of Section 4.2.4 shall apply to the Relocation Space.

11.) Section 4.5 of the Lease shall be deleted in its entirety.

12.) All obligations of the Tenant under the Lease as to the Original Space shall terminate as of the New Commencement Date (provided however, Tenant shall remain responsible for its proportionate share of Operating Costs Excess and real estate taxes included in Operating Costs Excess attributable to such space for that part of the year Tenant occupied the Original Space.

13.) Capitalized terms, not otherwise herein defined shall have the meaning for such terms described in the Lease.

14.) In all other respects, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.

IN WITNESS WHEREOF, the Landlord and Tenant hereby have executed this First Amendment to Lease, as a sealed instrument on this 27th day of August, 2015.

LANDLORD:	RIVER RIDGE LIMITED PARTNERSHIP

	By:	Cornerstone Corporation
	Its:	Managing Agent

	By:	/s/ Paul E. Tryder
President

TENANT:	CORBUS PHARMACEUTICALS, INC.

	By:	/s/ Yuval Cohen
Yuval Cohen
Chief Executive Officer

EXHIBIT A
ORIGINAL SPACE

PATIO
OVERNIGHT MAIL
LOADING DOCK
CAFETERIA
ATRIUM
Suite 106
SHOWERS
Suite 110
ENTRY
Suite 102
DROP-OFF

First Floor Plan

100 River Ridge Drive
Norwood, Massachusetts

River Ridge

EXHIBIT B

RELOCATION SPACE

PATIO
OVERNIGHT MAIL
LOADING DOCK
CAFETERIA
ATRIUM
Suite 108
SHOWERS
Suite 110
ENTRY
Suite 105
DROP-OFF

First Floor Plan

100 River Ridge Drive
Norwood, Massachusetts

EXHIBIT E

DESCRIPTION OF LANDLORD’S WORK

Prior to the Commencement Date, the Landlord shall, using building standard materials, in the area so designated on the attached plan, completed the following work:

1.	Remove existing carpet.

2.	Remove existing VCT flooring in kitchen area.

3.	Patch wall(s) as necessary and repaint - color to be selected by Tenant.

4.	Modify the space in accordance with the plan drawn by Fredley R. Chitel Space Planning and Interior Design date June 29, 2015.

5.	Supply and install new direct/indirect light fixtures.

6.	Supply and install new ceiling tiles, manufactured by Armstrong “Dune”.

7.	Supply and install new vinyl planks in reception area, new VCT in kitchen and copy area and carpet tiles in offices and conference areas.

8.	Supply and install fiberglass insulation over top of existing partitions as shown on plan.